UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     January 26, 2005
                                                --------------------------------

      Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2005, relating to the Morgan
  Stanley ABS Capital I Inc. Trust 2005-HE1 Mortgage Pass-Through Certificates,
                                Series 2005-HE1)

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    333-113543-22             13-3939229
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)

1585 Broadway, New York, New York                                 10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code  (212) 761-4000
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2005-HE1 Mortgage Pass-Through Certificates, Series 2005-HE1. On January 26, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, HomEq Servicing Corporation, as servicer, Option One Mortgage Corporation, in its capacity as servicer, Decision One Mortgage Company LLC, as responsible party, Option One Mortgage Corporation, in its capacity as responsible party, NC Capital Corporation, as responsible party, Accredited Home Lenders, Inc., as responsible party, Wells Fargo Bank, National Association, as custodian, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2005-HE1 Mortgage Pass-Through Certificates, Series 2005-HE1 (the "Certificates"), issued in 20 classes. The Class A-1mz, Class A-2ss, Class A-2mz, Class A-3a, Class A-3b, Class A-3c, Class A-3mz, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of January 26, 2005 of $1,331,533,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Countrywide Securities Corporation ("Countrywide") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Countrywide, the "Underwriters"), pursuant to an Underwriting Agreement dated as of January 21, 2005 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2005, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, HomEq Servicing Corporation, as servicer, Option One Mortgage Corporation, in its capacity as servicer, Decision One Mortgage Company LLC, as responsible party, Option One Mortgage Corporation, in its capacity as responsible party, NC Capital Corporation, as responsible party, Accredited Home Lenders, Inc., as responsible party, Wells Fargo Bank, National Association, as custodian, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February    , 2005                 MORGAN STANLEY ABS CAPITAL I
                                          INC.




                                          By: /s/ Valerie H. Kay
                                             -----------------------------------
                                              Name: Valerie H. Kay
                                              Title:   Executive Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------

4                      Pooling and Servicing Agreement,                 E
                       dated as of January 1, 2005, by and
                       among the Company, as depositor,
                       Countrywide Home Loans Servicing LP,
                       as servicer, Homeq Servicing
                       Corporation, as servicer, Option One
                       Mortgage Corporation, in its capacity
                       as servicer, Decision One Mortgage
                       Company LLC, as responsible party,
                       Option One Mortgage Corporation, in
                       its capacity as responsible party, NC
                       Capital Corporation, as responsible
                       party, Accredited Home Lenders, Inc.,
                       as responsible party, Wells Fargo
                       Bank, National Association, as
                       custodian, and Deutsche Bank National
                       Trust Company, as trustee.